SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                  June 12, 2000

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939

                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS

The news release of FVNB Corp. dated June 5, 2000, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release stated that FVNB Corp. elected to become a financial holding company and the election was made effective as of May 31, 2000.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99) News release of FVNB Corp. dated June 5, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FVNB CORP.
                                  (Registrant)


                                  By: /s/ DAVID M. GADDIS
                                          David M. Gaddis,
                                          President and Chief Executive Officer

Date:  June 12, 2000

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                                INDEX TO EXHIBIT

EXHIBIT NO.       DESCRIPTION                                             PAGE

   99             News release of FVNB Corp.                                5
                  dated June 5, 2000